                                                      EXHIBIT 24(C)(8)(1)(VIII)

                  AMENDMENT NO. 6 TO PARTICIPATION AGREEMENT

   Pursuant to the Participation Agreement, made and entered into as of the 28/th/ day of March 2002, by and among MFS Variable Insurance Trust, Minnesota Life Insurance Company, and Massachusetts Financial Services Company, as amended (the "Participation Agreement"), is hereby amended as follows effective September 1, 2010:

    1. Section 5.4 is hereby deleted in its entirety.

    2. Schedule A is hereby deleted in its entirety and replaced with the Schedule A attached hereto.

Except as expressly amended hereby, the Participation Agreement shall continue in full force and effect and unamended.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to the Participation Agreement to be executed in its name and on its behalf by its duly authorized representative.

                                          MINNESOTA LIFE INSURANCE COMPANY

                                          By its authorized officer,

                                          By:     /s/ Bruce P. Shay
                                                  -----------------------------
                                          Name:   Bruce P. Shay
                                          Title:  Executive Vice President

                                          MFS VARIABLE INSURANCE TRUST,
                                          ON BEHALF OF THE PORTFOLIOS

                                          By its authorized officer and not
                                          individually,

                                          By:     /s/ Susan S. Newton
                                                  -----------------------------
                                          Name:   Susan S. Newton
                                          Title:  Assistant Secretary

                                          MASSACHUSETTS FINANCIAL SERVICES
                                          COMPANY

                                          By its authorized officer,

                                          By:     /s/ Robert J. Manning
                                                  -----------------------------
                                          Name:   Robert J. Manning
                                          Title:  CEO

                                  SCHEDULE A

                       ACCOUNTS, POLICIES AND PORTFOLIOS
                    SUBJECT TO THE PARTICIPATION AGREEMENT

                               SEPTEMBER 1, 2010

                                                               SHARE
   NAME OF SEPARATE                                            CLASS
   ACCOUNT AND DATE                                          (INITIAL OR
    ESTABLISHED BY                POLICIES FUNDED             SERVICE                PORTFOLIOS
  BOARD OF DIRECTORS            BY SEPARATE ACCOUNT            CLASS)          APPLICABLE TO POLICIES
   ------------------    ----------------------------------- -----------  ----------------------------------
                                MULTIOPTION ACHIEVER                      MFS INVESTORS GROWTH STOCK SERIES
                                MULTIOPTION CLASSIC                           MFS MID CAP GROWTH SERIES
   VARIABLE ANNUITY             MULTIOPTION ADVISOR                           MFS NEW DISCOVERY SERIES
        ACCOUNT                  MULTIOPTION LEGEND           SERVICE             MFS VALUE SERIES
                           TBA VARIABLE ANNUITY JUNE 2007

    MINNESOTA LIFE            VARIABLE ADJUSTABLE LIFE
 VARIABLE LIFE ACCOUNT       VARIABLE ADJUSTABLE LIFE -
                                    SECOND DEATH
                         VARIABLE ADJUSTABLE LIFE - HORIZON
                          VARIABLE ADJUSTABLE LIFE SUMMIT
                         VARIABLE ADJUSTABLE LIFE SURVIVOR
    MINNESOTA LIFE
VARIABLE UNIVERSAL LIFE
        ACCOUNT            VARIABLE GROUP UNIVERSAL LIFE      INITIAL       MFS VIT RESEARCH BOND SERIES